                USAA Auto Owner Trust 2004-2
   Seller & Servicer: USAA Federal Savings Bank
   Indenture Trustee: JPMorgan Chase Bank
   Monthly Servicer Report
Collection Period #                                                           6
Collection Period # Beginning Date                                    12/1/2004
Collection Period # End Date                                         12/31/2004
Distribution Date                                                     1/18/2005
Acceleration Event (1=yes; 0=no)?                                            --

I. Available Amount in the Collection Account
A. Credits
   1. Payments from Obligors Applied to Collection Period
      a. Principal Payments                                   $   45,764,883.88
      b. Interest Payments                                    $    4,748,766.54
                                                              -----------------
      c. Total (a+b)                                          $   50,513,650.42
   2. Repurchase Amount From Repurchased Receivable
      a. Principal Payments                                   $              --
      b. Interest Payments                                    $              --
                                                              -----------------
      c. Total (a+b)                                          $              --
   3. Recovery of Defaulted Receivable
      a. Principal Recovery Amount                            $       43,664.01
      b. Principal Balance of Defaulted Receivable            $      106,371.48
                                                              -----------------
      c. Net Principal loss (Realized Loss)                   $       62,707.47
   4a. Interest Advance by Servicer                           $       33,355.91
   4b. Reimbursement of Interest Advance by Servicer          $       33,355.91
   5. Investment Earnings on Collection Account
      (as of month end)                                       $       73,749.72
   6. Overpayment from Obligors                               $              --
   7. Net Adjustments
      a. to Interest Collections                              $              --
      b. to Principal Collections                             $              --

   8. Withdrawal From Yield Supplement Account                $      195,555.58

   9. Total Credits (sum 1 through 8)                         $   50,859,975.64
B. Debits
   1. Overpayment from Obligors                               $              --
   2. Reimbursement of Interest Advance by Servicer           $       33,355.91
   3. Total Debits                                            $       33,355.91
C. Total Collections (A-B)                                    $   50,826,619.73
   1. Available Interest Collections                          $    5,061,735.85
   2. Available YSA Withdrawals                               $      195,555.58
   3. Available Principal Collections                         $   45,764,883.88

II. Receivable Pool & Securities Balance
A. Original Principal Pool Balance                            $1,488,749,155.84
B. Principal Pool Balance as of the Beginning of
   the Collection Period                                      $1,262,081,110.91
C. Principal Pool Balance as of the End of the
   Collection Period                                          $1,216,209,855.55
D. Aggregate Securities Balance as of the Beginning
   of the Collection Period                                   $1,262,081,110.91
E. Aggregate Securities Balance as of the End of
   the Collection Period                                      $1,216,209,855.55
F. Aggregate Notes Balance as of the Beginning of
   the Collection Period                                      $1,209,971,955.07
G. Aggregate Notes Balance as of the End of the
   Collection Period                                          $1,164,100,699.71

III. Class A and Class B Principal Balances For
   the Collection Period
A. Principal Balance
   1. Class A-1 Beginning Balance                             $  131,331,955.07
   2. Class A-1 Ending Balance                                $   85,460,699.71
   3. Class A-2 Beginning Balance                             $  386,000,000.00
   4. Class A-2 Ending Balance                                $  386,000,000.00

   5. Class A-3 Beginning Balance                             $  418,000,000.00
   6. Class A-3 Ending Balance                                $  418,000,000.00
   7. Class A-4 Beginning Balance                             $  274,640,000.00
   8. Class A-4 Ending Balance                                $  274,640,000.00
   9. Class B Beginning Balance                               $   52,109,155.84
   10. Class B Ending Balance                                 $   52,109,155.84

IV. Reserve Account Balance For the Collection Period
A. Initial Reserve Account Deposit                            $    7,443,745.78
B. Beginning Reserve Account Balance                          $    7,443,745.78
C. Ending Reserve Account Balance                             $    7,443,745.78

V. Yield Supplement Account for the Collection Period
A. Initial Yield Supplement Amount                            $    4,718,278.40
B. Required Yield Supplement Amount as of the End of
   the Related Collection Period                              $    3,500,954.61
C. Required Yield Supplement Amount as of the End of
   the Prior Collection Period                                $    3,690,612.36

D. Beginning Yield Supplement Amount                          $    3,690,612.36
E. Investment Income on Yield Supplement Amount               $        5,897.83
F. Withdrawals From Yield Supplement Account (for deposit
   to Collection Account)                                     $      195,555.58
G. Ending Yield Supplement Amount                             $    3,500,954.61

VI. Summary of Cash Disbursements
A. Available Collections                                      $   50,826,619.73
B. Total Required Payment (interest & servicing)              $    3,580,659.07
C. Withdrawals from Reserve Account (Total Required
   Payment minus Available Funds)                             $              --
D. Funds Released From Reserve Account (to Seller)            $              --
                                                              -----------------
E. Available Funds                                            $   50,826,619.73
F. Reimbursement of Servicer Advances on Defaulted Loans      $              --
G. Payment of Servicing Fee                                   $      525,867.13
H. Interest paid to Class A Notes
   1. Class A-1 Notes                                         $      205,899.32
   2. Class A-2 Notes                                         $      775,216.67
   3. Class A-3 Notes                                         $    1,055,450.00
   4. Class A-4 Notes                                         $      819,342.67
                                                              -----------------
   5. Total                                                   $    2,855,908.66
I. Priority Note Principal Payment Amount                     $              --
J. Interest paid to Class B Certificates                      $      198,883.28
K. Principal paid to Class A Notes Including Priority Note
   Principle Amounts
   1. Class A-1 Notes                                         $   45,871,255.36
   2. Class A-2 Notes                                         $              --
   3. Class A-3 Notes                                         $              --
   4. Class A-4 Notes                                         $              --
                                                              -----------------
   5. Total                                                   $   45,871,255.36
L. Principal paid to Class B Certificates                     $              --
M. Remaining Available Funds                                  $    1,374,705.30
N. Deposit from Remaining Available Collection to fund
   Reserve Account                                            $              --
O. Remaining Available Funds Released to Seller               $    1,374,705.30

VII. Scheduled Monthly Interest Distribution
A. Available Collections                                      $   50,826,619.73

B. Reimbursement of Advance
   1. Prior Advance Outstanding on Defaulted Loans            $              --
   2. Reimbursement of Prior Advance Outstanding on
      Defaulted Loans from Available Funds                    $              --
   3. Remaining Prior Advance Outstanding  on
      Defaulted loans                                         $              --

   4. Reimbursement of Prior Advance Outstanding on
      Defaulted loans from Reserve Account                    $              --
   5. Remaining Advance Outstanding  on Defaulted Loans       $              --

C. Total Reimbursement of Advance paid                        $              --

D. Remaining Available Collections                            $   50,826,619.73

E. Servicing Fee
   1. Current Servicing Fee Accrued                           $      525,867.13
   2. Unpaid Servicing Fees From Prior Collection Periods     $              --
   3. Total Servicing Fee Due                                 $      525,867.13
   4. Payment of Servicing Fee from Available Funds           $      525,867.13
   5. Payment of Servicing Fee from Reserve Account           $              --
   6. This period unpaid Servicing Fee                        $              --

F. Total Servicing Fee paid                                   $      525,867.13

G. Remaining Available Collections                            $   50,300,752.60

H. Class A Interest Distribution Amount
   1. Class A-1 Coupon Rate                                             1.66000%
      1a. Class A-1 Accrual Days                                             34
   2. Class A-1 Monthly Interest                              $      205,899.32
   3. Class A-1 Interest Carryover Shortfall                  $              --
   4. Class A-1 Interest on Interest Carryover Shortfall      $              --
   5. Class A-1 Interest Distributable Amount                 $      205,899.32
   6. Payment of Class A-1 Interest Distributable Amount
      from Available Funds                                    $      205,899.32
   7. Payment of Class A-1 Interest Distributable Amount
      from Reserve Account                                    $              --
   8. This period Class A-1 Interest Carryover Shortfall      $              --

   1. Class A-2 Coupon Rate                                                2.41%
      1a. Class A-2 Accrual Days                                             30
   2. Class A-2 Monthly Interest                              $      775,216.67
   3. Class A-2 Interest Carryover Shortfall                  $              --
   4. Class A-2 Interest on Interest Carryover Shortfall      $              --
   5. Class A-2 Interest Distributable Amount                 $      775,216.67
   6. Payment of Class A-2 Interest Distributable Amount
      from Available Funds                                    $      775,216.67
   7. Payment of Class A-2 Interest Distributable Amount
      from Reserve Account                                    $              --
   8. This period Class A-2 Interest Carryover Shortfall      $              --

   1. Class A-3 Coupon Rate                                                3.03%
      1a. Class A-3 Accrual Days                                             30
   2. Class A-3 Monthly Interest                              $    1,055,450.00
   3. Class A-3 Interest Carryover Shortfall                  $              --
   4. Class A-3 Interest on Interest Carryover Shortfall      $              --
   5. Class A-3 Interest Distributable Amount                 $    1,055,450.00
   6. Payment of Class A-3 Interest Distributable Amount
      from Available Funds                                    $    1,055,450.00
   7. Payment of Class A-3 Interest Distributable Amount
      from Reserve Account                                    $              --
   8. This period Class A-3 Interest Carryover Shortfall      $              --

   1. Class A-4 Coupon Rate                                                3.58%
      1a. Class A-4 Accrual Days                                             30
   2. Class A-4 Monthly Interest                              $      819,342.67
   3. Class A-4 Interest Carryover Shortfall                  $              --
   4. Class A-4 Interest on Interest Carryover Shortfall      $              --
   5. Class A-4 Interest Distributable Amount                 $      819,342.67
   6. Payment of Class A-4 Interest Distributable Amount
      from Available Funds                                    $      819,342.67
   7. Payment of Class A-4 Interest Distributable Amount
      from Reserve Account                                    $              --
   8. This period Class A-4 Interest Carryover Shortfall      $              --

   1. Total Class A Interest Distributable Amount             $    2,855,908.66

   1. Payment of Class A Interest Distributable Amount from
      Available Funds                                         $    2,855,908.66
   2. Payment of Class A Interest Distributable Amount from
      Reserve Account                                         $              --
   3. This period Class A Interest Carryover Shortfall        $              --

I. Total Interest paid to Class A Notes                       $    2,855,908.66

J. Remaining Available Collections                            $   47,444,843.94

K. Priority Note Principal Amount
   1. Principal Pool Balance as of the End of the
      Collection Period                                       $1,216,209,855.55
   2. Aggregate Note Balances as of the Beginning of the
      Collection Period                                       $1,209,971,955.07
   3. Priority Note Principal Payment Amount Payable          $              --
   4. Priority Note Principal Payment Amount From Available
      Funds                                                   $              --
   5. Payment of Priority Note Principal Payment Amount
      From Reserve Account                                    $              --
   6. Aggregate Priority Note Principal Payment Amount        $              --

L. Remaining Available Collections                            $   47,444,843.94

M. Class B Interest Distribution Amount
   1. Class B Coupon Rate                                                  4.58%
      1a. Class B Accrual Days                                               30
   2. Class B Monthly Interest                                $      198,883.28
   3. Class B Interest Carryover Shortfall                    $              --
   4. Class B Interest on Interest Carryover Shortfall        $              --
   5. Class B Interest Distributable Amount                   $      198,883.28
   6. Payment of Class B Interest Distributable Amount from
      Available Funds                                         $      198,883.28
   7. Payment of Class B Interest Distributable Amount from
      Reserve Account                                         $              --
   8. This period Class B Interest Carryover Shortfall        $              --

N. Total Interest paid to Class B Certificates                $      198,883.28

O. Remaining Available Collections                            $   47,245,960.66

VIII. Scheduled Monthly Principal Distributions

A. Remaining Available Collections                            $   47,245,960.66

B. Class A Principal Distribution Amount
   1. Beginning Class A-1 Principal Balance                   $  131,331,955.07
   2. Class A-1 Monthly Principal                             $   45,871,255.36
   3. Class A-1 Principal Carryover Shortfall                 $              --
   4. Class A-1 Principal Distribution Amount                 $   45,871,255.36
   5. Payment of Class A-1 Principal Distribution Amount
      from Priority Note Principal Payment Account            $              --
   6. Payment of Class A-1 Principal Distribution Amount
      from Available Funds                                    $   45,871,255.36
   7. Payment of Class A-1 Principal Distribution Amount
      from Reserve Account                                    $              --
   8. Class A-1 Principal Carryover Shortfall for the
      Period                                                  $              --
   9. Ending Class A-1 Principal Balance                      $   85,460,699.71
      Total Principal paid to Class A-1 Notes                 $   45,871,255.36

   1. Beginning Class A-2 Principal Balance                   $  386,000,000.00
   2. Class A-2 Monthly Principal                             $              --
   3. Class A-2 Principal Carryover Shortfall                 $              --
   4. Class A-2 Principal Distribution Amount                 $              --
   5. Payment of Class A-2 Principal Distribution Amount
      from Priority Note Principal Payment Account            $              --
   6. Payment of Class A-2 Principal Distribution Amount
      from Available Funds                                    $              --

   7. Payment of Class A-2 Principal Distribution Amount
      from Reserve Account                                    $              --
   8. Class A-2 Principal Carryover Shortfall for the
      Period                                                  $              --
   9. Ending Class A-2 Principal Balance                      $  386,000,000.00
      Total Principal paid to Class A-2 Notes                 $              --

   1. Beginning Class A-3 Principal Balance                   $  418,000,000.00
   2. Class A-3 Monthly Principal                             $              --
   3. Class A-3 Principal Carryover Shortfall                 $              --
   4. Class A-3 Principal Distribution Amount                 $              --
   5. Payment of Class A-3 Principal Distribution Amount
      from Priority Note Principal Payment Account            $              --
   6. Payment of Class A-3 Principal Distribution Amount
      from Available Funds                                    $              --
   7. Payment of Class A-3 Principal Distribution Amount
      from Reserve Account                                    $              --
   8. Class A-3 Principal Carryover Shortfall for the
      Period                                                  $              --
   9. Ending Class A-3 Principal Balance                      $  418,000,000.00
      Total Principal paid to Class A-3 Notes                 $              --

   1. Beginning Class A-4 Principal Balance                   $  274,640,000.00
   2. Class A-4 Monthly Principal                             $              --
   3. Class A-4 Principal Carryover Shortfall                 $              --
   4. Class A-4 Principal Distribution Amount                 $              --
   5. Payment of Class A-4 Principal Distribution Amount
      from Priority Note Principal Payment Account            $              --
   6. Payment of Class A-4 Principal Distribution Amount
      from Available Funds                                    $              --
   7. Payment of Class A-4 Principal Distribution Amount
      from Reserve Account                                    $              --
   8. Class A-4 Principal Carryover Shortfall for the
      Period                                                  $              --
   9. Ending Class A-4 Principal Balance                      $  274,640,000.00
      Total Principal paid to Class A-4 Notes                 $              --

   1. Total Class A Principal Distribution Amount             $   45,871,255.36
   2. Payment of Class A Principal Distribution Amount from
      Available Funds                                         $   45,871,255.36
   3. Payment of Class A Principal Distribution Amount from
      Priority Principal Payment Account                      $              --
   4. Payment of Class A Principal Distribution Amount from
      Reserve Account                                         $              --

C. Total Principal paid to Class A Noteholders                $   45,871,255.36

D. Remaining Available Collections                            $    1,374,705.30

E. Class B Principal Distribution Amount
   1. Beginning Class B Principal Balance                     $   52,109,155.84
   2. Class B Monthly Principal                               $              --
   3. Class B Principal Carryover Shortfall                   $              --
   4. Total Class B Principal Distribution Amount             $              --
   5. Payment of Class B Principal Distribution Amount from
      Available Collections                                   $              --
   6. Payment of Class B Principal Distribution Amount from
      Reserve Account                                         $              --
   7. Class B Principal Carryover Shortfall for the Period    $              --
   8. Ending Class B Principal Balance                        $   52,109,155.84
      Total Principal paid to Class B Notes                   $              --

F.Total Principal paid to Class B Certificates                $              --

G. Remaining Available Collections                            $    1,374,705.30

IX. Required Reserve Account Amount for Next Distribution
    Date
A. Reserve Account Required Amount
   1. Floor Amount = min(0.50% of Initial Pool Balance,
      Class A + Class B)                                      $    7,443,745.78
         (When trigger hit 0.50% increases to 0.75%)
   2. Maximum Amount = 0.50% of Initial Pool Balance          $    7,443,745.78
   3. Required Reserve Account Amount (Max: 1. or 2.)         $    7,443,745.78

   4. Required Reserve Deposit Amount                         $              --
   5. Withdrawal of funds in Reserve Account in Excess of
      Required Reserve Account Balance                        $              --

B. Reserve Account Triggers
   1. Average Three Period Delinquency Percentage                          0.02%
   2. Delinquency Percentage Trigger                                       1.25%
   3. Average Three Period Charge Off Rate                                 0.08%
   4. Charge Off Rate Trigger                                              1.25%
   5. Required Reserve Account Percentage Specified                        0.75%
   6. Has trigger #1 or #3 been hit this collection period
      (Y=0, N=1)                                                              1
   7. Reserve Account Trigger Amount (if 1. > 2. or 3. > 4.
      then 0.75% of Initial Pool Balance until 1. < 2         $              --
      and 3. < 4. for six consecutive collection
      periods else 0)

C. Required Reserve Account Amount for Next Period (Max:
   A or B)                                                    $    7,443,745.78

D. Remaining Available Collections                            $    1,374,705.30

E. Reserve Account Activity
   1.  Beginning Reserve Account Balance                      $    7,443,745.78
   2.  Withdrawal from Reserve Account to reimburse Servicer
       Advance on Defaulted loans                             $              --
   3.  Withdrawal from Reserve Account to pay Servicing Fee   $              --
   4.  Withdrawal from Reserve Account to pay Class A
       Interest                                               $              --
       a. Class A-1                                           $              --
       b. Class A-2                                           $              --
       c. Class A-3                                           $              --
       d. Class A-4                                           $              --
       e. Total                                               $              --
   5.  Withdrawal from Reserve Account to pay Priority Note
       Principal                                              $              --
   6.  Withdrawal from Reserve Account to pay Class B
       Interest                                               $              --
   7.  Withdrawal from Reserve Account to pay Class A
       Principal                                              $              --
       a. Class A-1                                           $              --
       b. Class A-2                                           $              --
       c. Class A-3                                           $              --
       d. Class A-4                                           $              --
       e. Total                                               $              --
   8.  Withdrawal from Reserve Account to pay Class B
       Principal                                              $              --
   9.  Deposit from Remaining Available Funds to fund
       Reserve Account                                        $              --
   10. Withdrawal of funds in Reserve Account in Excess of
       Required Reserve Account Balance                       $              --
   11. Ending Reserve Account Balance                         $    7,443,745.78

X. Delinquency and Default Information
A. Automobiles Delinquency Information
   Delinquency                                                $
                                                              -----------------
   31-60 days                                                 $      815,680.15
   61-90 days                                                 $      222,331.57
   91-120 days                                                $      121,882.61
                                                              -----------------
   Total                                                      $    1,159,894.33

   Delinquency                                                      Units
                                                              -----------------
   31-60 days                                                                56
   61-90 days                                                                13
   91-120 days                                                               10
                                                              -----------------
   Total                                                                     79

B. Delinquency Percentage

   1. Outstanding Principal Balance for Delinquency
      >=60 days                                               $      344,214.18
   2. Pool Principal Ending Balance for Collection Period     $1,216,209,855.55
   3. Delinquency Percentage (1/2)                                         0.03%
   4. Outstanding Principal Balance for Delinquency
      >=90 days                                               $      121,882.61

   5. Pool Principal Ending Balance for Collection Period     $1,216,209,855.55
   6. Delinquency Percentage (4/5)                                         0.01%

XI. Portfolio Average Delinquency Ratio
A. Delinquency Ratio for 2 Collection Periods Prior                        0.01%
B. Delinquency Ratio for Prior Collection Period                           0.02%
C. Delinquency Ratio for Current Collection Period                         0.03%
D. Average Delinquency Ratio ((sum A through C)/3)                         0.02%

XII. Portfolio Average Net Loss Ratio
   1. Principal Recoveries of Defaulted Receivable            $       43,664.01
   2. Principal Balance of Defaulted Receivable               $      106,371.48
   3. Average Pool Balance for Collection Period              $1,239,145,483.23
   4. Net Loss Ratio ((2- 1)/3)                                            0.06%

A. Net Loss Ratio for 2 Collection Periods Prior                           0.12%
B. Net Loss Ratio for Prior Collection Period                              0.07%
C. Net Loss Ratio for Current Collection Period                            0.06%
D. Average Net Loss Ratio ((sum A through C)/3)                            0.08%

Weighted Average Coupon                                                    4.54%
Weighted Average Remaining Maturity                                       48.34

   $1,436,640,000 Auto Owner Trust 2004-1, Class A
   $52,109,156 Auto Owner Trust 2003-1, Class B
   MONTHLY SERVICER REPORT

On January 18, 2005, interest and principal paid on the underlying assets for the month of December 2004 were paid to you by the paying agent on behalf of JPMorgan Chase Bank of New York, in its capacity as Indenture Trustee for the above referenced issue. The following information is being provided pursuant to
Section 4.10 of the Sale and Servicing Agreement, dated as of July 1, 2004. This payment per dollar current outstandings of your holdings is allocated as follows:

1) (a1) Class A-1 Principal Payment                           $   45,871,255.36
        Principal Factor                                            0.349277183
        Class A-1 Outstanding Principal Balance               $   85,460,699.71
   (a2) Class A-2 Principal                                   $              --
        Principal Factor                                                      0
        Class A-2 Outstanding Principal Balance               $  386,000,000.00
   (a3) Class A-3 Principal                                   $              --
        Principal Factor                                                      0
        Class A-3 Outstanding Principal Balance               $  418,000,000.00
   (a4) Class A-4 Principal                                   $              --
        Principal Factor                                                      0
        Class A-4 Outstanding Principal Balance               $  274,640,000.00

2) (a1) Class A-1 Interest                                    $      205,899.32
        Interest Factor                                             0.001567778
   (a2) Class A-2 Interest                                    $      775,216.67
        Interest Factor                                             0.002008333
   (a3) Class A-3 Interest                                    $    1,055,450.00
        Interest Factor                                                0.002525
   (a4) Class A-4 Interest                                    $      819,342.67
        Interest Factor                                             0.002983333

3) Class B Principal                                          $              --

   Principal Factor                                                           0
   Class B Outstanding Principal Balance                      $   52,109,155.84

4) Class B Interest                                           $      198,883.28
   Interest Factor                                                  0.003816667

5) Fees and Compensation paid to Servicer                     $      525,867.13

6) (a) Interest Advance Amount                                $       33,355.91
   (b) Aggregate Unreimbursed Advances
   This Month                                                 $              --
   Previous Month                                             $              --
                                                              -----------------
   Change From Previous Month                                 $              --

7) (a) Pool Balance after this payment                        $1,216,209,855.55
   (b) Pool Factor after this payment                               0.816934035

8) Reserve Account Activity

   a. Beginning Reserve Account Balance                       $    7,443,745.78
   b. Withdrawal from Reserve Account to reimburse Servicer
      Advance on Defaulted loans                              $              --
   c. Withdrawal from Reserve Account to pay Servicing Fee    $              --
   d. Withdrawal from Reserve Account to pay
      Class A Interest                                        $              --
      a. Class A-1                                            $              --
      b. Class A-2                                            $              --
      c. Class A-3                                            $              --
      d. Class A-4                                            $              --
      e. Total                                                $              --
   e. Withdrawal from Reserve Account to pay Priority Note
      Principal Payments                                      $              --
   f. Withdrawal from Reserve Account to pay
      Class B Interest                                        $              --
   g. Withdrawal from Reserve Account to pay
      Class A Principal                                       $              --
      a. Class A-1                                            $              --
      b. Class A-2                                            $              --
      c. Class A-3                                            $              --
      d. Class A-4                                            $              --
      e. Total                                                $              --
   h. Withdrawal from Reserve Account to pay
      Class B Principal                                       $              --
   i. Deposit from Remaining Available Funds to fund
      Reserve Account                                         $              --
   j. Withdrawal of funds in Reserve Account in Excess of
      Required Reserve Balance                                $              --
   k. Ending Reserve Account Balance                          $    7,443,745.78
   l. Percent of Pool Balance                                              0.59%
   m. Required Reserve Amount                                 $    7,443,745.78

9) (a) Aggregate Principal Balance Designated as Defaulted
       Receivable in current collection Period                $      106,371.48
   (b) Aggregate Gross Realized Losses                        $      106,371.48
   (c) Aggregate net Realized Losses                          $       62,707.47

10) Aggregate Repurchase Amount of Receivables                $              --

11) Aggregate Collections                                     $   50,826,619.73